The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

(the "Fund")

Supplement dated January 31, 2020

to the Currently Effective Statement of Additional Information ("SAI") for the Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective immediately, the Fund's SAI is updated as follows:

1.John W. Moschberger, CFA and Irene Tunkel, MBA, CFA no longer serve as portfolio managers to the Fund and all references to them in the SAI are removed. George N. Patterson, PhD, CFA, CFP and Robert Tipp, CFA are added as portfolio managers to the Fund.

George N. Patterson, PhD, CFA, CFP, is a Managing Director and Co-Head of QMA's Quantitative Equity team. In this capacity, he oversees portfolio management, investment research and new product development. Prior to joining QMA, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA's Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to comanaging the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the Firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Named Morningstar's 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.

2.In Part I of the SAI, the table entitled "The Fund's Portfolio Managers: Information About Other Accounts Managed" is revised by adding the following information pertaining to Mr. Tipp and Mr. Patterson:

		Registered	Other Pooled	Other Accounts/
		Investment	Investment	Total Assets
		Companies/Total	Vehicles/
		Assets	Total Assets
PGIM	Robert	27/$64,366,528,277	20/$1,806,636,098	101/$31,255,171,195
Fixed	Tipp, CFA		1/$6,037,227
Income
PGIM
Limited
QMA	George N.	6/$3,981,255,779	16/$3,288,857,205	20/$3,644,497,055
LLC	Patterson,			5/$452,729,929
PhD, CFA,
CFP

Information in the above table is as of October 31, 2019.

3.In Part I of the SAI, the table entitled "Personal Investments and Financial Interests of the Portfolio Managers" is revised by adding the following information pertaining to Mr. Tipp and Mr. Patterson:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other
Financial Interests
in the Fund and Similar
Strategies

PGIM Fixed Income	Robert Tipp, CFA	None
PGIM Limited
QMA LLC	George N. Patterson, PhD,	$50,001- $100,000
CFA, CFP

Information in the above table is as of October 31, 2019.

PGIM Fixed Income/PGIM Limited:

*"Investments and Other Financial Interests in the Funds and Similar Strategies" include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. "Other financial interests" are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of the Portfolio Manager's direct investment in the Fund is as follows: Robert Tipp: None.

QMA LLC:

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar ranges for the Portfolio Manager's investment in the Fund is as follows: George N. Patterson: $10,001-$50,000.

LR1287